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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report  - March 2, 2005
    Date of Earliest Event Reported - February 27, 2005


               THE MAY DEPARTMENT STORES COMPANY
    (Exact Name of Registrant as Specified in its Charter)

    Delaware                 1-79                   43-1104396
(State or other        (Commission File           (IRS Employer
Jurisdiction of             Number)              Identification No.)
Incorporation)

611 Olive Street, St. Louis, Missouri                     63101
Address of Principal Executive offices)                 (ZIP Code)

Registrant's telephone number, including area code: (314) 342-6300

                             Not applicable
    (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):
[x]   Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[x]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.03.  Material Modification to Rights of Security Holders.

In connection with the previously announced Agreement and Plan of Merger (the "Merger Agreement"), dated February 27, 2005, by and among Federated Department Stores, Inc., a Delaware corporation ("Federated"), Milan Acquisition Corp., a Delaware corporation and a direct wholly owned subsidiary of Federated, and The May Department Stores Company, a Delaware corporation ("May"), May has executed an amendment (the "Amendment") to the Amended and Restated Rights Agreement between May and The Bank of New York, as rights agent, dated as of August 31, 2004 (the "Rights Agreement"), in order to make the Rights Agreement inapplicable to the Merger (as defined in the Merger Agreement) and to provide for the termination of the Rights Agreement immediately prior to consummation of the Merger. The Amendment provides, among other matters, that (i) neither Federated nor any of its affiliates shall become an "Acquiring Person" under the Rights Agreement and (ii) no Triggering Event shall be deemed to have occurred, in each case solely as a result of the execution of, and/or the consummation of the transactions contemplated by, the Merger Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as
Exhibit 4.1 hereto, and is incorporated into this report by reference.

                                      *    *    *

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement, including a proxy statement of May, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about May and Federated at http://www.sec.gov, the SEC's website. Free copies of May's SEC filings are also available on May's website at www.mayco.com, or by request to Corporate Communications, The May Department Stores Company, 611 Olive Street, St. Louis, MO 63101-1799. Free copies of Federated's SEC filings are also available on Federated's website at www.fds.com/corporategovernance.

Participants in the Solicitation

May, Federated and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from May's or Federated's stockholders with respect to the proposed transaction.


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Information regarding the officers and directors of May is included in its definitive proxy statement for its 2004 Annual Meetings filed with the SEC on April 22, 2004. Information regarding the officers and directors of Federated is included in its definitive proxy statement for its 2004 Annual Meetings filed with the SEC on April 15, 2004. More detailed information regarding the identity of potential participants, and their interests in the solicitation, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.


Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Exhibit

4.1 Amendment to Rights Agreement between The May Department Stores Company and The Bank of New York, as rights agent, dated as of February 27, 2005.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MAY DEPARTMENT STORES COMPANY


Date: March 2, 2005                By:       /s/ Richard A. Brickson
                                          Name:  Richard A. Brickson
                                         Title:  Secretary


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                                    EXHIBIT INDEX

Exhibit  Description

4.1 Amendment to Rights Agreement between The May Department Stores Company and The Bank of New York, as rights agent, dated as of February 27, 2005.


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                                    Exhibit 4.1

                           AMENDMENT TO RIGHTS AGREEMENT

     Amendment, dated as of February 27, 2005 (this "Amendment"), between THE MAY DEPARTMENT STORES COMPANY, a Delaware corporation (the "Company"), and THE BANK OF NEW YORK, a banking company organized under the laws of New York, as Rights agent (the "Rights Agent").

     WHEREAS, the Company and the Rights Agent are parties to an Amended and Restated Rights Agreement, dated as of August 31, 2004 (the "Rights Agreement");

     WHEREAS, there is not as of the date hereof any Acquiring Person (as defined in the Rights Agreement) and there has not been a Distribution Date (as defined in the Rights Agreement); and

     WHEREAS, the Company desires to amend the Rights Agreement in accordance With Section 27 thereof;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment, the parties hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms not otherwise defined herein are used as defined in the Agreement and Plan of Merger, dated as of February 27, 2005, by and among Federated Department Stores, Inc., Milan Acquisition Corp. and the Company.

     Section 2. Amendment to Definition of "Acquiring Person." Section 1(a) of the Rights Agreement is amended to add the following sentence after the last sentence thereof: "Notwithstanding the foregoing, neither Federated Department Stores, Inc. ("Parent") nor any of its Affiliates shall become an Acquiring Person as a result of the execution of the Agreement and Plan of Merger, dated as of February 27, 2005 by and among Parent, Milan Acquisition Corp. and the Company (as the same may be amended from time to time, the "Merger Agreement"), or consummation of the transactions contemplated thereby pursuant to the terms of the Merger Agreement, as the case may be."

     Section 3. Amendment to Definition of "Triggering Event." Section 1(n) of the Rights Agreement is amended to add the following sentence after the last sentence thereof: "Notwithstanding anything in this Agreement to the contrary, a Triggering Event shall not be deemed to have occurred as a result of (i) the consummation of the Merger (as defined in the Merger Agreement), (ii) the execution of the Merger Agreement, or (iii) the consummation of the other transactions contemplated in the Merger Agreement, or any of the foregoing in combination."


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     Section 4. Amendment to Section 7(a).  Section 7(a) of the Rights
Agreement is amended by deleting the word "or" immediately preceding clause
(ii) and by deleting the words "(the earlier of (i) and (ii) being herein referred to as the "Expiration Date")" at the end of clause (ii) and adding the following, at the end of clause (ii): ", or (iii) immediately prior to the Effective Time of the Merger (the earlier of (i), (ii) and (iii) being herein referred to as the "Expiration Date"). For purposes of clause (iii) above, "Effective Time of the Merger" shall mean such time as a certificate of merger (the "Merger Certificate") is duly filed with the Secretary of State of the State of Delaware pursuant to Section 1.3 of the Merger Agreement or at such subsequent date or time as is specified in the Merger Certificate."

     Section 5. Termination of Merger Agreement. If for any reason the Merger Agreement is terminated and the Merger is abandoned, then this Amendment shall be of no further force and effect and the Rights Agreement shall remain exactly the same as it existed immediately prior to execution of this Amendment.

     Section 6. Rights Agreement as Amended; Effectiveness. The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby. The foregoing amendments shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

     Section 7. Counterparts. This Amendment may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 8. Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

     Section 9. Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

Attest:                                        THE MAY DEPARTMENT STORES
                                               COMPANY


     /s/ Linda J. Balicki                         /s/  Richard A. Brickson
   Name: Linda J. Balicki                       Name:  Richard A. Brickson
  Title: Assistant Secretary                   Title: Secretary


Attest:                                        THE BANK OF NEW YORK
                                               as Rights Agent


   /s/  Christine Briggs                          /s/  Robert J. Rinaudo
 Name:  Christine Briggs                        Name:  Robert J. Rinaudo
Title:  Assistant Vice President               Title:  Assistant Vice President


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